UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2018 (April 27, 2018)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.    Other Events.

As previously disclosed pursuant to Current Reports on Form 8-K filed by ARMOUR Residential REIT, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”), the Company has adopted the following equity offering programs:

1.
an “at-the-market” (“ATM”) offering of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to an Equity Distribution Agreement dated October 11, 2011 (the “2011 Distribution Agreement”) with Deutsche Bank Securities Inc., JMP Securities LLC and Ladenburg Thalmann & Co. Inc. (collectively, the “Agents”). Under the terms of the 2011 Distribution Agreement, the Company may offer and sell, from time to time, through the Agents, as the Company’s agents, or to the Agents for resale, up to 5,000,000 shares of the Common Stock. The Company has sold 1,937,500 shares of its Common Stock under the 2011 Distribution Agreement as of the date of this Current Report on Form 8-K;

2.
an ATM offering of the Company’s 8.250% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share) (the “Series A Preferred Stock”), pursuant to an At Market Issuance Sales Agreement dated July 13, 2012 (the “2012 Series A Sales Agreement”) with B. Riley FBR, Inc. as the successor to MLV & Co. LLC (“B. Riley FBR”). Under the terms of the 2012 Series A Sales Agreement, the Company may offer and sell, from time to time, through B. Riley FBR, as the Company’s agent, or to B. Riley FBR for resale, up to 6,000,000 shares of the Series A Preferred Stock. The Company has sold 780,572 shares of its Series A Preferred Stock under the 2012 Series A Sales Agreement as of the date of this Current Report on Form 8-K;

3.
the 2012 Dividend Reinvestment and Stock Purchase Plan (the “2012 Plan”) relating to the offer and sale of up to 2,500,000 shares of the Company’s Common Stock pursuant to the terms of the 2012 Plan and (ii) the 2013 Dividend Reinvestment and Stock Purchase Plan (the “2013 Plan”) relating to the offer and sale of up to an additional 3,750,000 shares of the Company’s Common Stock pursuant to the terms of the 2013 Plan, which 2013 Plan is essentially identical by its terms to the 2012 Plan. The 2012 Plan and 2013 Plan both permit the Company’s stockholders to automatically reinvest all or a portion of their cash dividends on their shares of the Common Stock and to purchase additional shares of the Common Stock. The Company has sold 1,472,098 shares of its Common Stock under the 2012 Plan and has not sold any shares of its Common Stock under the 2013 Plan as of the date of this Current Report on Form 8-K;

4.
an ATM offering of its Common Stock, pursuant to an ATM Equity OfferingSM Sales Agreement dated May 26, 2017, as amended by Amendment No. 1 to the Sales Agreement dated October 2, 2017 (the “2017 Common Stock Sales Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Ladenburg Thalmann & Co. Inc. (collectively, the “Sales Agents”). Under the terms of the 2017 Common Stock Sales Agreement, the Company may offer and sell, from time to time, through one or both Sales Agents, as the Company’s agent(s), or to one or both Sales Agents for resale, up to 5,000,000 shares of the Common Stock. The Company has not sold any shares of its Common Stock under the 2017 Common Stock Sales Agreement as of the date of this Current Report on Form 8-K; and

5.
an ATM offering of its 7.875% Series B Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share) (the “Series B Preferred Stock”), pursuant to an At Market Issuance Sales Agreement dated August 30, 2017 (the “2017 Series B Sales Agreement”) with B. Riley FBR, as the successor to FBR Capital Markets & Co. Under the terms of the 2017 Series B Sales Agreement, the Company may offer and sell, from time to time, through B. Riley FBR, as the Company’s agent, or to B. Riley FBR for resale, up to 2,000,000 shares of the Series B Preferred Stock. The Company has sold 719,269 shares of its Series B Preferred Stock under the 2017 Series B Sales Agreement as of the date of this Current Report on Form 8-K.

On April 27, 2018 and May 1, 2017, the Company filed with the Commission updated prospectus supplements to its new base prospectus dated April 26, 2018 (the “Base Prospectus,” and together with each prospectus supplement filed, the “Prospectus”). The Base Prospectus forms a part of the Company's automatic shelf registration statement on Form S-3 (No. 333-224469). Each prospectus supplement filed relates to certain unsold shares of the Common Stock, Series A Preferred Stock or Series B Preferred Stock (collectively, the “Unsold Common Stock and Preferred Stock”), as applicable, pursuant to the 2011 Distribution Agreement, 2012 Series A Sales Agreement, 2012 Plan, 2013 Plan, 2017 Common Stock Sales Agreement or 2017 Series B Sales Agreement, as applicable, and such unsold shares of the Common Stock, Series A Preferred Stock or Series B Preferred Stock will continue to be offered on the same terms and conditions as before, pursuant to the Prospectus and the above referenced agreement or plan, as applicable.

This Current Report on Form 8-K does not constitute offers to sell or the solicitation of offers to buy any of the Unsold Common Stock and Preferred Stock nor shall there be any sales of the Unsold Common Stock and Preferred Stock in any state in which such offers, solicitations or sales would be unlawful prior to registration or qualification under the securities laws of any such state.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Unsold Common Stock and Preferred Stock pursuant to the 2011 Distribution Agreement, 2012 Series A Sales Agreement, 2012 Plan, 2013 Plan, 2017 Common Stock Sales Agreement and 2017 Series B Sales Agreement, as applicable, and Exhibits 8.1 and 23.2 to this Current Report on Form 8-K are filed herewith in connection with the Company’s unsold shares of Series A Preferred Stock and Series B Preferred Stock pursuant to the 2012 Series A Sales Agreement and 2017 Series B Sales Agreement, respectively, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Holland & Knight LLP
8.1	Opinion of Sidley Austin LLP
23.1	Consent of Holland & Knight LLP (included in Ex. 5.1)
23.2	Consent of Sidley Austin LLP (included in Ex. 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2018

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer